UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 19, 2021, Cryoport, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock. The preliminary prospectus supplement contains certain preliminary unaudited financial results of the Company for the three months ended December 31, 2020. The preliminary unaudited financial results are furnished under the heading “Preliminary Estimates for the Three Months Ended December 31, 2020” in Exhibit 99.1 to this report.

The Company is furnishing the information contained in Item 2.02 of this report, including the portion of Exhibit 99.1 entitled “Preliminary Estimates for the Three Months Ended December 31, 2020” and the information related thereto, pursuant to Item 2.02 of Form 8-K promulgated by the SEC. Such information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in Item 2.02 of this report, including the portion of Exhibit 99.1 entitled “Preliminary Estimates for the Three Months Ended December 31, 2020” and the information related thereto.

Item 8.01.	Other Events.

As noted above, on January 19, 2021, the Company filed with the SEC a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock. The preliminary prospectus supplement also contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this report for the purpose of updating the description of certain aspects of its business from the disclosure contained in the Company’s prior filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 10, 2020. The updated disclosure is filed herewith as Exhibit 99.1 and is incorporated herein by reference, except for the portion of the disclosure entitled “Preliminary Estimates for the Three Months Ended December 31, 2020” and the information related thereto, which shall not be deemed “filed” and are not incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Updated Business Disclosure

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2021

Cryoport, Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer